UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) June 6, 2005

INTERNATIONAL SPORTS AND MEDIA GROUP, INC. (Exact name of registrant as specified in its chapter)

Nevada	000-27487	88-0350156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11301 Olympic Boulevard, Suite 680, Los Angeles, CA (Address of principal executive offices)	90064 (Zip Code)

Registrant's telephone number, including area code: (310) 445-2599

____________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 6, 2005, International Sports and Media Group, Inc. entered into a LLC Purchase Agreement (the “Agreement”) with American IDC Corp. for the purchase of 10% of American IDC’s interest in Smart SMS Mexico, LLC, a Nevada limited liability company and subsidiary of American IDC.   The consideration for the interest was 25,000,000 shares of restricted common stock and $100,000 cash.

Gordon F. Lee, Chief Executive Officer of International Sports and Media Group, is also an officer, director and controlling shareholder of American IDC Corp.

Item 3.02  Unregistered Sales of Equity Securities

In connection with its Agreement with American IDC, as discussed in Item 1.01, the company agreed to issue American IDC 25,000,000 shares of its restricted common stock.

Item 9.01  Financial Statements and Exhibits

(a) The company has determined that no financial statements or proforma financial information is required to be filed in connection with the completion of the acquisition.

(c) Exhibits

10.1  LLC Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

Date: June 8, 2005

/s/ Gordon F. Lee

Gordon F. Lee

Chief Executive Officer

Exhibit 10. 1

 LLC INTEREST PURCHASE AGREEMENT

American IDC Corp., a Florida corporation (“ACNI”), and International Sports and Media Group, Inc., a Nevada corporation (“ISME”), enter into this LLC Interest Purchase Agreement (the “Agreement”) dated June 3, 2005.

WHEREAS, ACNI is the owner of 55% membership interest in Smart SMS Mexico, LLC, a Nevada limited liability company (“SMS Mexico”);

WHEREAS, ACNI desires to sell, assign and convey 20% of the membership interest (the “Interest”) ACNI owns in SMS to ISME on and subject to the terms and conditions of this Agreement; and

WHEREAS, ISME desires to purchase and acquire the Interest from ACNI subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the following promises and the mutual covenants herein contained, and for good and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Sale and Purchase

1.1

Sale and Purchase of the Interest. Subject to the provisions and conditions set forth herein, ACNI agrees to sell, transfer, assign, convey and deliver to ISME at the Closing, as hereinafter defined, and ISME hereby agrees to purchase and accept from ACNI, all of its respective, right, title and interest in the Interest, free and clear of any liens, pledges, security interests, claims or encumbrances of any kind, except the Interest will not have any voting rights.

1.2

The Purchase Price. The purchase price (the “Purchase Price”) payable by ISME for the Interest shall be $100,000 and 25,000,000 shares of ISME’s restricted common stock, $.001 par value (the “ISME Shares”).

2.

Closing

2.1

Closing Date. The closing of the transactions contemplated by the Agreement (the “Closing”) shall occur not later than June 3, 2005, or such later date as mutually agreed upon, at or about 10:00 a.m., at the Los Angeles, California offices of ISME, or at such other time or place upon which the parties shall agree.

2.2

Conditions to ISME’s Obligation.  ISME’s obligation hereunder to purchase and pay for the Interest is subject to the satisfaction, on or before the Closing Date, of the following conditions, any of which may be waived, in whole or in part, by ISME  in its sole discretion, and ACNI will use its best efforts to cause such conditions to be fulfilled.

a)

Representations and Warranties. The representations and warranties by ACNI shall be true and correct at and as of the Closing Date, with the same force and effect as though made at and as of the date hereof, except for changes permitted or contemplated by this Agreement.

b)

Purchase Permitted By Applicable Laws. The purchase of and payment for the Interest to be purchased by ISME hereunder shall not be prohibited by any applicable law or governmental regulation (all required approvals having been received) and not subject ISME to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation.

c)

No Adverse Decision. There shall be no action, suit, investigation or proceeding pending or threatened by or before any court, arbitrator or administrative or governmental body which seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement  or questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions.

d)

Approvals and Consents. ACNI shall have duly obtained all authorizations, consents, and approvals required for the execution, delivery and performance by ACNI under this Agreement  and the transactions contemplated hereby, and all thereof shall be in full force and effect at the time of Closing.

e)

Securities Law Compliance. All actions and steps necessary to assure compliance with applicable federal and state securities laws in connection with the lawful sale of the Interest pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the date of Closing.

f)

Due Diligence Review. ISME shall have completed to its satisfaction a due diligence review of the management, business, prospects and assets of SMS Mexico. ACNI will provide materials necessary to assist in such review.

g)

Delivery of Documents. ACNI shall deliver, or cause to be delivered, to ISME the following:

1)

To the extent applicable,  certificate(s) evidencing the Interest duly endorsed in blank or accompanied by powers endorsed in blank (or other duly executed instruments of transfer); and

2)

All other consents, agreements, schedules, documents and exhibits required by this Agreement to be delivered, or reasonably requested  by ISME, at or before Closing.

h)

Adverse Change. From execution up until the Closing Date, SMS Mexico shall not have suffered any adverse change (other than as disclosed to ISME).

2.3

Conditions to the Obligations of ACNI. ACNI’s obligation to consummate the transactions contemplated hereby are subject to the fulfillment of the following conditions on or prior to the Closing Date, any of which may be waived, in whole or in part, by ACNI in its sole discretion, and ISME  shall use its best efforts to cause such conditions to be fulfilled.

a)

Representations and Warranties. The representations and warranties by  ISME shall be true and correct at and as of the Closing Date, with the same force and effect as though made at and as of the date hereof, except for changes permitted or contemplated by this Agreement.

b)

Purchase Permitted By Applicable Laws. The purchase of and payment for the Interest to be purchased by ISME hereunder shall not be prohibited by any applicable law or governmental regulation.

c)

No Adverse Decision. There shall be no action, suit, investigation or proceeding pending or threatened by or before any court, arbitrator or administrative or governmental body which seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement  or questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions.

d)

Delivery of Purchase Price. ISME shall have delivered the Purchase Price due for the Interest as hereinabove contemplated.

e)

Approvals and Consents. ISME shall have duly obtained all authorizations, consents, and approvals required for the execution, delivery and performance by ISME under this Agreement  and the transactions contemplated hereby, and all thereof shall be in full force and effect at the time of Closing.

3.

Representations and Warranties of ACNI

ACNI hereby represents and warrants to ISME as follows:

3.1

Authority. ACNI has the full right, power and authority to enter into this Agreement and any other documents executed and delivered in connection with this Agreement. The execution and delivery of this Agreement and other related documents and the transactions contemplated thereby have been duly authorized by all requisite corporate or other action.

3.2

No Breach. The execution and delivery of this Agreement and the  consummation of the transactions contemplated hereby does not, and will not, result in a breach, violation or default of any instrument to which ACNI is a party.

3.3

Title to Interest. ACNI has good and valid title to the Interest to be sold hereunder, free and clear of all liens, encumbrances or claims except as disclosed in writing prior to Closing to ISME.

3.4

Qualified Investor.

a)

ACNI is acquiring the ISME shares for its own account for investment only and not with a view toward the public sale or distribution thereof and not with a view to or for sale in connection with any distribution.

b)

ACNI is (i) experienced in making investments of the kind described in this Agreement; (ii) able, by reason of its business and financial experience and the business and financial experience of its advisors to protect its interest in connection with the transactions described in this Agreement; and (iii) able to afford the entire loss of its investment in the ISME Shares.

c)

ACNI  acknowledges that the ISME Shares are being offered and sold in reliance on specific exemptions from the registration  requirements of United State federal and state securities laws and that ISME is relying upon the truth and accuracy of, and ACNI’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of ACNI set forth herein in order to determine the availability of such exemptions and the eligibility of ACNI to acquire the ISME Shares.

d)

ACNI has reviewed all filings made by ISME with the Securities and Exchange Commission.  In addition, ACNI has been furnished with materials relating to the business, finances and operations of ISME relating to the offer and sale of the ISME Shares and has had an opportunity to ask questions relating to such filings and materials or any other matter, and received complete and satisfactory answers to any such inquiries. ACNI understands that no state or federal agency has passed on or made any recommendation or endorsement of the ISME Shares.

e)

ACNI acknowledges that: (i) the ISME Shares have not been registered under the Securities Act and may not be transferred unless (A) subsequently registered thereunder or (B) ACNI has delivered to ISME an opinion of counsel, reasonably satisfactory to ISME, that the ISME Shares to be sold or transferred may be sold or transferred pursuant to an exemption from registration; (ii) any sale of the ISME Shares made in reliance on Rule 144 promulgated under the Securities Act may only be made in accordance with the terms and conditions of the Rule  or other exemption under the Securities Act or the rules; and (iii) the ISME Shares shall bear a restrictive legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE  REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

4.

Representations and Warranties of ISME

ISME represents and warrants as follows:

4.1

Organization and Good Standing.  ISME is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is in good standing as a foreign corporation in each other jurisdiction where the properties owned, leased or operated or the business conducted by it requires such qualification.

4.2

Authority. ISME has the full right, power and authority to enter into this Agreement and any other documents executed and delivered in connection with this Agreement. The execution and delivery of this Agreement and other related documents and the transactions contemplated thereby have been duly authorized by all requisite corporate or other action.

5.

Termination

This Agreement may be terminated at any time prior to the date of Closing by any party if (a) there shall be any actual or threatened action or proceeding by or before any court or any other governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement, and which, in the judgment of such party giving notice to terminate and based upon the advice of legal counsel, makes it inadvisable to proceed with the transactions contemplated by this Agreement, or (b) if this Agreement has not been approved and properly executed by the parties by________, 2005.

6.

Miscellaneous

6.1

Notices. Any notice under this Agreement shall be deemed to have been sufficiently given if sent by registered or certified mail, postage prepaid, addressed as follows:

To ISME:

Yan Skwara, President

International Sports and Media Group, Inc.

11301 Olympic Blvd., Suite 680

Los Angeles, CA 90064

Telephone: (310) 445-2599

Facsimile: (310) 445-2529

To ACNI:

Gordon F. Lee, Chief Executive Officer

American IDC Corp.

11301 Olympic Blvd., Suite 680

Los Angeles, CA 90064

Telephone: (310) 445-2599

Facsimile: (310) 445-2529

or to any other address which may hereafter be designated by either party by notice given in the designated manner. All notices shall be deemed to have been given as of the date of the receipt.

6.2

Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and no other prior written or oral statement or agreement shall be recognized or enforced.

6.3

Severability. If a court of competent jurisdiction determines that any clause or provision of this Agreement is invalid, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect and the clauses and provisions which are determined to be void, illegal or unenforceable shall be limited so that they shall remain in effect to the extent permissible by law.

6.4

Assignment. None of the parties hereto may assign this Agreement without the express written consent of the other parties and any approved assignment shall be binding on and inure to the benefit of such successor or, in the event of death or incapacity, on assignor's heirs, executors, administrators and successors.

6.5

Applicable Law. This Agreement has been negotiated and is being contracted for in the United States, State of California, and it shall be governed by the laws of the United States, State of California, notwithstanding any conflict-of-law provision to the contrary.

6.6

Attorney's Fees. If any legal action or other proceeding (non-exclusively including arbitration) is brought for the enforcement of or to declare any right or obligation under this Agreement or as a result of a breach, default or misrepresentation in connection with any of the provisions of this Agreement, or otherwise because of a dispute among the parties hereto, the prevailing party will be entitled to recover actual attorney's fees (including legal fees for appeals and collection) and other expenses incurred in such action or proceeding, in addition to any other relief to which such party may be entitled.

6.7

No Third Party Beneficiary. Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto and their successors, any rights or remedies under or by reason of this Agreement, unless this Agreement specifically states such intent.

6.8

Counterparts. It is understood and agreed that this Agreement may be executed in any number of identical counterparts, each of which may be deemed an original for all purposes.

6.9

Further Assurances. At any time, and from time to time after the Closing, each party hereto will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to the securities to be transferred hereunder, or otherwise to carry out the intent and purposes of this Agreement.

6.10

Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to Closing, this Agreement may be amended by a writing signed by all parties hereto.

6.11

Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

6.12

Facsimile. A facsimile, telecopy or other reproduction of this instrument may be executed by one or more parties hereto and such executed copy may be delivered by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties agree to execute an original of this instrument as well as any facsimile, telecopy or other reproduction hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first written above.

International Sports and Media Group, Inc., a Nevada corporation

By:/s/ Yan Skwara

Name: Yan Skwara

Title: President

American IDC Corp., a Florida corporation

By:/s/ Gordon F. Lee

Name: Gordon F. Lee

Title: Chief Executive Officer